Proprietary and Confidential | October 22, 2013 Third Quarter 2013 Earnings Conference Call 1 Exhibit 99.2

Proprietary and Confidential | 2 Safe Harbor and Non-GAAP Financial Measures Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995, including our expectations for future earnings and other financial performance. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, changes in commercial rental demand, lower than expected lease sales, fluctuations in market demand for used vehicles impacting inventory levels, pricing and our anticipated proportion of retail versus wholesale sales, higher than expected maintenance costs, lower than expected benefits from maintenance initiatives, a further slowdown of the economic recovery, decreases in freight demand or volumes, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, further decline in economic and market conditions in the U.K., competition from other service providers, customer retention levels, loss of key customers, unexpected bad debt reserves or write-offs, changes in customers’ business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, insurance and revenue, sudden or unusual changes in fuel prices, our ability to manage our cost structure, and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation includes certain non-GAAP financial measures as defined under SEC rules, including operating revenue, comparable earnings, comparable earnings before income tax, comparable tax rate, adjusted return on capital, total cash generated, free cash flow, total obligations and the ratios based on these financial measures. Refer to Appendix – Non-GAAP Financial Measures for more information about the non-GAAP financial measures contained in this presentation. Additional information as required by Regulation G regarding non-GAAP financial measures can be found in our most recent Form 10-K, Form 10-Q and our Form 8-K filed as of the date of this presentation with the SEC, which are available at http://investors.ryder.com. Beginning in 2013, comparable earnings and the other financial measures and ratios derived from comparable earnings will exclude non-operating pension costs.

Proprietary and Confidential | 3 Contents ► Third Quarter 2013 Results Overview ►Asset Management Update ► Earnings Forecast ► Q & A

Proprietary and Confidential | 4 3rd Quarter Results Overview ► Earnings per diluted share from continuing operations were $1.40 in 3Q13 vs. $1.26 in 3Q12 – 3Q13 included a $0.06 charge from non-operating pension costs – 3Q12 included an $0.11 charge related to non-operating pension costs and tax law changes ► Comparable earnings per share from continuing operations were $1.46 vs. $1.37 in 3Q12 ► Operating revenue increased 5% and total revenue increased 4% vs. prior year reflecting new business and higher volumes in SCS, as well as lease revenue growth

Proprietary and Confidential | 5 Key Financial Statistics Third Quarter ($ Millions, Except Per Share Amounts) 2013 2012 % B/(W) Operating Revenue 1,345.0$ 1,283.2$ 5% Fuel Services and Subcontracted Transportation Revenue 289.6 290.1 (0)% Total Revenue 1,634.6$ 1,573.3$ 4% Earnings Per Share from Continuing Operations 1.40$ 1.26$ 11% Comparable Earnings Per Share from Continuing Operations 1.46$ 1.37$ 7% Memo: Average Shares (Millions ) - Diluted 52.2 50.6 Tax Rate from Continuing Operations 33.7% 35.6% Comparable Tax Rate from Continuing Operations 34.1% 34.9% Note: Amounts throughout presentation may not be additive due to rounding.

Proprietary and Confidential | 6 Key Financial Statistics Year-To-Date ($ Millions, Except Per Share Amounts) 2013 2012 % B/(W) Operating Revenue 3,925.8$ 3,778.8$ 4% Fuel Services and Subcontracted Transportation Revenue 875.8 894.7 (2)% Total Revenue 4,801.6$ 4,673.4$ 3% Earnings Per Share from Continuing Operations 3.39$ 2.84$ 19% Comparable Earnings Per Share from Continuing Operations 3.53$ 3.15$ 12% Memo: Average Shares (Millions ) - Diluted 51.8 50.7 Tax Rate from Continuing Operations 34.7% 34.0% Comparable Tax Rate from Continuing Operations 35.3% 36.1% Adjusted Return on Capital vs. Cost of Capital (Trailing 12 months) 1.0% 0.7% Note: Amounts throughout presentation may not be additive due to rounding.

Proprietary and Confidential | 7 3rd Quarter Results Overview - FMS ► Fleet Management Solutions (FMS) operating revenue up 3% and total revenue up 2% vs. prior year – Full service lease revenue up 3% – Contract maintenance revenue down 3% – Contract-related maintenance up 12% – Commercial rental revenue up 3% ► FMS earnings increased due to better commercial rental performance and improved full service lease results – Favorable lease results driven by higher lease rates reflecting new technology and vehicle residual value benefits ► FMS earnings before tax (EBT) up 2% – FMS EBT percent of operating revenue remained unchanged at 11.1%

Proprietary and Confidential | 8 3rd Quarter Results Overview – SCS ► Supply Chain Solutions (SCS) operating revenue up 9% and total revenue up 8% vs. prior year due to new business and higher volumes ─ Dedicated operating revenue increased 10% vs. prior year due to new sales ► SCS earnings were higher reflecting new business and stronger volumes ► SCS earnings before tax (EBT) up 21% ─ SCS EBT percent of operating revenue up 70 basis points to 7.3%

Proprietary and Confidential | 9 Business Segments 2013 2012 % B/(W) 2013 2012 % B/(W) Operating Revenue: Fleet Management Solutions 872.2$ 848.1$ 3% 1,138.2$ 1,115.4$ 2% Supply Chain Solutions 528.3 485.1 9% 610.8 563.2 8% Eliminations (55.7) (49.9) (11)% (114.4) (105.2) (9)% Total 1,344.9$ 1,283.2$ 5% 1,634.5$ 1,573.3$ 4% Segment Earnings Before Tax: (1) Fleet Management Solutions 96.4$ 94.3$ 2% Supply Chain Solutions 38.5 31.9 21% Eliminations (8.0) (6.9) (16)% 126.9 119.3 6% Central Support Services (Unallocated Share) (10.1) (11.1) 10% Non-operating pension costs (5.1) (7.9) 35% Restructuring and Other Charges, Net and Other Items (0.4) (0.4) NM Earnings Before Income Taxes 111.4 99.8 12% Provision for Income Taxes (37.5) (35.5) (6)% Earnings from Continuing Operations 73.9$ 64.3$ 15% Comparable Earnings from Continuing Operations 77.0$ 70.4$ 9% Memo: Total Revenue Third Quarter (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs, restructuring and other charges, net and other items. ($ Millions)

Proprietary and Confidential | 10 Business Segments 2013 2012 % B/(W) 2013 2012 % B/(W) Operating Revenue: Fleet Management Solutions 2,548.8$ 2,471.7$ 3% 3,359.2$ 3,287.6$ 2% Supply Chain Solutions 1,538.0 1,455.4 6% 1,784.4 1,705.3 5% Eliminations (161.0) (148.3) (8)% (342.1) (319.5) (7)% Total 3,925.8$ 3,778.8$ 4% 4,801.6$ 4,673.4$ 3% Segment Earnings Before Tax: (1) Fleet Management Solutions 245.8$ 221.6$ 11% Supply Chain Solutions 95.0 84.2 13% Eliminations (23.7) (20.6) (15)% 317.1 285.1 11% Central Support Services (Unallocated Share) (32.0) (31.8) (1)% Non-operating pension costs (15.3) (23.6) 35% Restructuring and Other Charges, Net and Other Items 1.5 (8.4) NM Earnings Before Income Taxes 271.3 221.3 23% Provision for Income Taxes (94.0) (75.3) (25)% Earnings from Continuing Operations 177.3$ 146.0$ 21% Comparable Earnings from Continuing Operations 184.5$ 161.9$ 14% Memo: Total Revenue Year-To-Date (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs, restructuring and other charges, net and other items. ($ Millions)

Proprietary and Confidential | 11 Capital Expenditures 2013 $ 2013 2012 O/(U) 2012 Full Service Lease 1,221$ 1,144$ 77$ Commercial Rental 220 526 (306) Operating Property and Equipment 57 47 10 Gross Capital Expenditures 1,497 1,717 (220) Less: Proceeds from Sales (primarily Revenue Earning Equipment) 337 310 27 Less: Sale and Leaseback of Assets - 130 (130) Net Capital Expenditures 1,161$ 1,277$ (116)$ Memo: Acquisitions 2$ 4$ (2)$ Year-To-Date ($ Millions)

Proprietary and Confidential | 12 Cash Flow from Continuing Operations 2013 2012 Earnings from Continuing Operations 177$ 146$ Depreciation 708 699 Gains on Vehicle Sales, Net (69) (68) Amortization and Other Non-Cash Charges, Net 57 51 Pension Contributions (45) (77) Changes in Working Capital and Deferred Taxes 62 17 Cash Provided by Operating Activities 890 768 Proceeds from Sales (Primarily Revenue Earning Equipment) 337 310 Proceeds from Sale and Leaseback of Assets - 130 Collections of Direct Finance Leases 55 51 Other, Net 8 - Total Cash Generated 1,290 1,259 Capital Expenditures (1) (1,496) (1,695) Free Cash Flow (2) (206)$ (436)$ Year-To-Date ($ Millions) (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash.

Proprietary and Confidential | 275% 234% 201% 146% 129% 151% 168% 157% 225% 183% 203% 261% 270% 251% 250% 0% 50% 100% 150% 200% 250% 300% 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 09/30/13 Long Term Target Midpoint Total Obligations to Equity Pension Impact 13 Debt to Equity Ratio (1) Illustrates impact of accumulated net pension related equity charge on leverage. (2) Represents long term total obligations to equity target of 225 - 275% while maintaining a solid investment grade rating. (3) Total Equity includes impact of accumulated net pension related equity charge of $633 million as of 9/30/2013, $645 million as of 12/31/12 and $584 million as of 9/30/12. ($ Millions) 9/30/2013 12/31/2012 9/30/2012 Balance Sheet Debt 4,037$ 3,821$ 3,888$ Percent To Equity 244% 260% 263% Total Obligations 4,155$ 3,969$ 4,044$ Percent To Equity 251% 270% 274% Total Equity (3) 1,655$ 1,467$ 1,478$ Balance 161% 139% 140% 135% 118% 143% 164% 147% 213% 175% 196% 257% 260% 244% Sheet Debt to Equity (1) (2)

Proprietary and Confidential | 14 Contents ► Third Quarter 2013 Results Overview ►Asset Management Update ► Earnings Forecast ► Q & A

Proprietary and Confidential | ► Units held for sale were 8,200 at quarter end, down from 9,100 units held for sale in the prior year ─ Sequentially from the second quarter, units held for sale decreased by 1,400 units ► The number of used vehicles sold in the third quarter was 5,800, unchanged from the prior year ─ Sequentially from the second quarter, units sold were down 3% ► Proceeds per unit were down 6% for tractors and up 9% for trucks in the third quarter compared with prior year (excluding the impact of exchange rates) ─ Proceeds per unit for tractors and trucks were unchanged from the second quarter ► Average third quarter total commercial rental fleet was down 4% from the prior year ─ Average commercial rental fleet was up 3% from the second quarter 15 Global Asset Management Update (1) (1) Units rounded to nearest hundred.

Proprietary and Confidential | 16 Contents ► Third Quarter 2013 Results Overview ►Asset Management Update ► Earnings Forecast ► Q & A

Proprietary and Confidential | 17 EPS Forecast – Continuing Operations 2013 Comparable EPS Forecast(1) $ 1.25 - 1.30 $ 4.78 - 4.83 2012 Comparable EPS(2) $ 1.26 $ 4.41 Fourth Quarter Full Year ($ Earnings Per Share) (1) 2013 Comparable EPS Forecast, a non-GAAP financial measure, excludes from EPS forecast $0.06 and $0.24 of non-operating pension costs for the fourth quarter and full year periods, respectively. 2013 Comparable EPS Forecast also excludes a $0.04 benefit for the full year from foreign currency translation. (2) 2012 Comparable EPS for the fourth quarter excludes from EPS $0.10 of Superstorm Sandy Vehicle-Related Losses and $0.09 of non-operating pension costs. 2012 Comparable EPS for the full year excludes $0.10 of Superstorm Sandy Vehicle-Related Losses, $0.08 of tax law benefit, $0.11 of restructuring charges, and $0.37 of non- operating pension costs. ► Narrowed full year Comparable EPS forecast to $4.78 - $4.83 ► Current forecast is as follows:

Proprietary and Confidential | Q&A 18

Proprietary and Confidential | 19 Appendix Business Segment Detail Central Support Services Balance Sheet Financial Indicators Forecast Asset Management Non-GAAP Financial Measures & Reconciliations

Proprietary and Confidential | 20 Fleet Management Solutions (FMS) 2013 2012 % B/(W) Full Service Lease 548.3$ 533.4$ 3% Contract Maintenance 45.5 47.1 (3)% Contractual Revenue 593.9 580.5 2% Contract-related Maintenance 49.9 44.4 12% Commercial Rental 210.7 205.4 3% Other 17.7 17.8 - Operating Revenue 872.2 848.1 3% Fuel Services Revenue 266.0 267.3 - Total Revenue 1,138.2$ 1,115.4$ 2% Segment Earnings Before Tax (EBT) 96.4$ 94.3$ 2% Segment EBT as % of Total Revenue 8.5% 8.5% Segment EBT as % of Operating Revenue 11.1% 11.1% Third Quarter ($ Millions)

Proprietary and Confidential | 21 Fleet Management Solutions (FMS) 2013 2012 % B/(W) Full Service Lease 1,622.0$ 1,565.5$ 4% Contract Maintenance 136.9 140.6 (3)% Contractual Revenue 1,758.9 1,706.1 3% Contract-related Maintenance 155.3 137.4 13% Commercial Rental 580.3 575.4 1% Other 54.2 52.9 3% Operating Revenue 2,548.8 2,471.7 3% Fuel Services Revenue 810.4 816.0 (1)% Total Revenue 3,359.2$ 3,287.6$ 2% Segment Earnings Before Tax (EBT) 245.8$ 221.6$ 11% Segment EBT as % of Total Revenue 7.3% 6.7% Segment EBT as % of Operating Revenue 9.6% 9.0% Year-To-Date ($ Millions)

Proprietary and Confidential | 22 Supply Chain Solutions (SCS) 2013 2012 % B/(W) Automotive 140.1$ 140.1$ - High-Tech 85.5 77.5 10% Retail & CPG 191.1 178.2 7% Industrial & Other 111.6 89.3 25% Operating Revenue 528.3 485.1 9% Subcontracted Transportation 82.4 78.1 6% Total Revenue 610.8$ 563.2$ 8% Segment Earnings Before Tax (EBT) 38.5$ 31.9$ 21% Segment EBT as % of Total Revenue 6.3% 5.7% Segment EBT as % of Operating Revenue 7.3% 6.6% Memo: Dedicated Services - Operating Revenue (1) 309.2$ 282.1$ 10% Dedicated Services - Total Revenue 343.3$ 316.9$ 8% Fuel Costs 67.1$ 62.4$ (8)% Third Quarter ($ Millions) (1) Excludes $34.0 million and $34.8 million of Dedicated Services Subcontracted Transportation in 2013 and 2012, respectively. Amounts throughout presentation may not be additive due to rounding.

Proprietary and Confidential | 23 Supply Chain Solutions (SCS) 2013 2012 % B/(W) Automotive 433.6$ 421.8$ 3% High-Tech 245.3 235.8 4% Retail & CPG 547.2 534.5 2% Industrial & Other 311.9 263.3 18% Operating Revenue 1,538.0 1,455.4 6% Subcontracted Transportation 246.4 249.9 (1)% Total Revenue 1,784.4$ 1,705.3$ 5% Segment Earnings Before Tax (EBT) 95.0$ 84.2$ 13% Segment EBT as % of Total Revenue 5.3% 4.9% Segment EBT as % of Operating Revenue 6.2% 5.8% Memo: Dedicated Services - Operating Revenue (1) 902.3$ 848.0$ 6% Dedicated Services - Total Revenue 1,006.8$ 972.3$ 4%130.6 Fuel Costs 202.2$ 193.0$ (5)% Year-To-Date ($ Millions) (1) Excludes $104.4 million and $124.3 million of Dedicated Services Subcontracted Transportation in 2013 and 2012, respectively. Amounts throughout presentation may not be additive due to rounding.

Proprietary and Confidential | 24 Central Support Services (CSS) 2013 2012 % B/(W) Allocated CSS Costs 41.1$ 37.3$ (10)% Unallocated CSS Costs 10.1 11.1 9 Total CSS Costs 51.2$ 48.4$ (6)% Third Quarter ($ Millions)

Proprietary and Confidential | 25 Central Support Services (CSS) 2013 2012 % B/(W) Allocated CSS Costs 122.6$ 113.5$ (8)% Unallocated CSS Costs 32.0 31.8 (1) Total CSS Costs 154.6$ 145.3$ (6)% Year-To-Date ($ Millions)

Proprietary and Confidential | 26 Balance Sheet September 30, December 31, 2013 2012 Cash and Cash Equivalents 75$ 66$ Other Current Assets 1,025 974 Revenue Earning Equipment, Net 6,173 5,755 Operating Property and Equipment, Net 626 625 Other Assets 909 899 Total Assets 8,808$ 8,319$ Short-Term Debt / Current Portion Long-Term Debt 351$ 368$ Other Current Liabilities 923 905 Long-Term Debt 3,686 3,453 Other Non-Current Liabilities (including Deferred Income Taxes) 2,192 2,126 Shareholders' Equity 1,655 1,467 Total Liabilities and Shareholders' Equity 8,808$ 8,319$ ($ Millions)

Ryder

# Financial Indicators Forecast (1)

## Gross Capital Expenditures (2)

($ Millions)


Full Service Lease
Commercial Rental
PP&E/Other
$1,289
$657
$600
$725
$1,165
$1,399
$1,757
$1,182
$1,265
$611
$1,088
$1,760
$2,161
$2,100
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 Forecast Midpoint

**Free Cash Flow (2)**

| 2000 | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 Forecast Midpoint |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| (242) | 131 | 367 | 357 | 289 | (208)(3) | (439) | 380 | 341 | 614 | 258 | (257) | (384) | (350) |

## Total Obligations to Equity


Total Obligations to Equity
Pension Impact (4)
275%
234%
201%
146%
129%
151%
168%
157%
225%
183%
203%
261%
270%
243%
250%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 Forecast Midpoint
Long Term Target Midpoint (5)

**Balance Sheet Debt to Equity**

| 2000 | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 Forecast Midpoint |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 161% | 139% | 140% | 135% | 118% | 143% | 164% | 147% | 213% | 175% | 196% | 257% | 260% | 237% |

(1) Total Obligations to Equity includes acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions.
(2) 2000-2004 not restated for operations discontinued in 2009.
(3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters.
(4) Illustrates impact of accumulated net pension related equity charge on leverage.
(5) Represents long term obligations to equity target of 225-275% while maintaining a solid investment grade credit rating.

Proprietary and Confidential | 27

Proprietary and Confidential | 28 Asset Management Update (a) (a) U.S. only (b) Excludes early terminations where customer purchases vehicle (c) Current year statistics may exclude some units due to a lag in reporting (b) (c) Number of Units 3,138 2,910 3,756 3,023 3,959 3,670 3,138 5,255 4,899 4,033 6,752 3,005 3,348 5,119 2,352 3,727 5,557 1,861 3,101 5,008 2,274 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 Redeployments Extensions Early Terminations YTD07 YTD08 YTD09 YTD10 YTD11 YTD12 YTD13 Redeployments – Vehicles coming off-lease with useful life remaining are redeployed in the Ryder fleet (SCS or with another Lease customer). Extensions – Ryder re-prices lease contract and extends maturity date. Early terminations – Customer elects to terminate lease prior to maturity. Depending on the remaining useful life, the vehicle may be redeployed in the Ryder fleet (Commercial Rental, SCS, other Lease customer) or sold by Ryder.

Proprietary and Confidential | 29 Non-GAAP Financial Measures ► This presentation includes “non-GAAP financial measures” as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. ► Specifically, the following non-GAAP financial measures are included in this presentation: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation & Additional Information Presented on Slide Titled Page Operating Revenue Total Revenue Key Financial Statistics 5-6 Comparable Earnings / Comparable EPS Earnings / EPS from Continuing Operations Earnings and EPS from Continuing Operations Reconciliation 30 Comparable Earnings Before Income Tax / Comparable Tax Rate Earnings Before Income Tax / Tax Rate EBT and Tax Rate from Continuing Operations Reconciliation 31 Comparable EPS Forecast EPS Forecast EPS Forecast – Continuing Operations 17 Adjusted Return on Capital Net Earnings / Total Capital Adjusted Return on Capital Reconciliation 32 Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow Reconciliation 35-36 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Reconciliation 33-34 FMS Operating Revenue / SCS and Dedicated Services Operating Revenue FMS Total Revenue / SCS and Dedicated Services Total Revenue Fleet Management Solutions (FMS) / Supply Chain Solutions (SCS) 20-23

Ryder

# Earnings and EPS from Continuing Operations Reconciliation

($ Millions or $ Earnings Per Share)

| | 3Q13 - Earnings | 3Q13 - EPS | 3Q12 - Earnings | 3Q12 - EPS |
|---|---|---|---|---|
| Reported | $ 73.9 | $ 1.40 | $ 64.3 | $ 1.26 |
| Non-Operating Pension Costs | 3.0 | 0.06 | 4.8 | 0.09 |
| Pension settlement charge | 0.8 | 0.01 | - | - |
| Superstorm Sandy vehicle-related gain | (0.4) | (0.01) | - | - |
| Tax Law Changes | - | - | 0.9 | 0.02 |
| Restructuring Charges | (0.2) | - | 0.1 | - |
| Acquisition Related Transaction Costs | - | - | 0.3 | - |
| Comparable (1) | $ 77.0 | $ 1.46 | $ 70.4 | $ 1.37 |

| | YTD13 - Earnings | YTD13 - EPS | YTD12- Earnings | YTD12- EPS |
|---|---|---|---|---|
| Reported | $ 177.3 | $ 3.39 | $ 146.0 | $ 2.84 |
| Non-Operating Pension Costs | 9.0 | 0.18 | 14.5 | 0.28 |
| Pension settlement charge | 0.8 | 0.01 | - | - |
| Superstorm Sandy vehicle-related gain | (0.4) | (0.01) | - | - |
| Tax Benefits | - | - | (4.1) | (0.08) |
| Foreign Currency Translation Benefit | (1.9) | (0.04) | - | - |
| Restructuring Charges | (0.2) | - | 5.2 | 0.11 |
| Acquisition Related Transaction Costs | - | - | 0.3 | - |
| Comparable (1) | $ 184.5 | $ 3.53 | $ 161.9 | $ 3.15 |

(1) The company uses Comparable Earnings and Comparable Earnings per Share (EPS) from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors and allow for better year over year comparison of operating performance because they exclude from Earnings and EPS from Continuing Operations non-operating pension costs, which we consider to be costs outside of the operational performance of the business and can significantly change from year to year. Comparable Earnings and Comparable EPS also exclude other significant items that are not representative of our ongoing business operations and allow for better year over year comparison.

Proprietary and Confidential | 30

## EBT and Tax Rate from Continuing Operations Reconciliation

($ Millions or $ Earnings Per Share)

| | 3Q13 - EBT | 3Q13 - Tax | 3Q13 - Tax Rate | YTD13 - EBT | YTD13 - Tax | YTD13 - Tax Rate |
|---|---|---|---|---|---|---|
| Reported | $ 111.4 | $ 37.5 | 33.7% | $ 271.3 | $ 94.0 | 34.7% |
| Non-operating Pension Costs | 5.1 | 2.1 | | 15.3 | 6.3 | |
| Pension settlement charge | 1.3 | 0.5 | | 1.3 | 0.5 | |
| Superstorm Sandy vehicle-related gain | (0.6) | (0.2) | | (0.6) | (0.2) | |
| Restructuring and other charges | (0.3) | (0.1) | | (0.3) | (0.1) | |
| Foreign currency translation benefit | - | - | | (1.9) | - | |
| Comparable [(1)] | $ 116.8 | $ 39.8 | 34.1% | $ 285.1 | $ 100.5 | 35.3% |

| | 3Q12 - EBT | 3Q12 - Tax | 3Q12 - Tax Rate | YTD12 - EBT | YTD12 - Tax | YTD12 - Tax Rate |
|---|---|---|---|---|---|---|
| Reported | $ 99.8 | $ 35.5 | 35.6% | $ 221.3 | $ 75.3 | 34.0% |
| Non-operating Pension Costs | 7.9 | 3.0 | | 23.6 | 9.0 | |
| Restructuring and other charges | 0.1 | - | | 8.1 | 2.9 | |
| Acquisition transaction costs | 0.4 | 0.1 | | 0.4 | 0.1 | |
| Tax benefit/(charge) | - | (0.9) | | - | 4.1 | |
| Comparable [(1)] | $ 108.1 | $ 37.8 | 34.9% | $ 253.3 | $ 91.4 | 36.1% |

(1) The company uses Comparable Earnings Before Income Tax (EBT) and Comparable Tax Rate from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors and allow for better year over year comparison of operating performance because they exclude from EBT and Tax Rate from Continuing Operations non-operating pension costs, which we consider to be costs outside of the operational performance of the business and can significantly change from year to year. Comparable EBT and Comparable Tax Rate also exclude other significant items that are not representative of our ongoing business operations and allow for better year over year comparison.

Proprietary and Confidential | 31

Proprietary and Confidential | 32 Adjusted Return on Capital Reconciliation ($ Millions) (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes interest on and off-balance sheet vehicle obligations. (3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. (4) The average is calculated based on the average GAAP balances. (5) Represents comparable earnings items for those periods. 9/30/13 9/30/12 Net Earnings (1) 227$ 204$ Restructuring and Other Charges, Net and Other Items 7 12 Income Taxes 121 90 Adjusted Earnings Before Income Taxes 355 306 Adjusted Interest Expense (2) 141 141 Adjusted Income Taxes (3) (177) (162) Adjusted Net Earnings 319$ 285$ Average Total Debt (4) 3,886$ 3,566$ Average Off-Balance Sheet Debt (4) 143 104 Average Total Shareholders' Equity (4) 1,518 1,385 Average Adjustments to Shareholders' Equity (5) (4) 1 Adjusted Average Total Capital 5,543$ 5,056$ Adjusted Return on Capital 5.7% 5.6%

Proprietary and Confidential | 33 Debt to Equity Reconciliation % to % to % to % to % to % to % to % to 12/31/00 Equity 12/31/01 Equity 12/31/02 Equity 12/31/03 Equity 12/31/04 Equity 12/31/05 Equity 12/31/06 Equity 12/31/07 Equity Balance Sheet Debt $2,017 161% $1,709 139% $1,552 140% $1,816 135% $1,783 118% $2,185 143% $2,817 164% $2,776 147% Receivables Sold 345 110 - - - - - - PV of minimum lease payments and guaranteed residual values under operating leases for vehicles 879 625 370 153 161 117 78 178 PV of contingent rentals under securitizations 209 441 311 - - - - - Total Obligations $3,450 275% $2,885 234% $2,233 201% $1,969 146% $1,944 129% $2,302 151% $2,895 168% $2,954 157% Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. ($ Millions)

Proprietary and Confidential | 34 Debt to Equity Reconciliation ($ Millions) Note: Amounts may not recalculate due to rounding. % to % to % to % to % to % to % to 12/31/2008 Equity 12/31/2009 Equity 12/31/2010 Equity 12/31/2011 Equity 12/31/2012 Equity 9/30/2013 Equity 9/30/2012 Equity Balance Sheet Debt $2,863 213% $2,498 175% $2,747 196% $3,382 257% $3,821 260% $4,037 244% $3,888 263% Receivables Sold - - - - - PV of minimum lease payments and guara teed re idual values under operating leases for vehicles 163 119 100 64 148 118 155 Total Obligations $3,026 225% $2,617 183% $2,847 203% $3,446 261% $3,969 270% $4,155 251% $4,043 274%

Proprietary and Confidential | ($ Millions) 12/31/00 (1) 12/31/01 (1) 12/31/02 (1) 12/31/03 (1) 12/31/04 (1) 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 Cash Provided by Operating Activities 1,023$ 365$ 617$ 803$ 867$ 776$ 852$ 1,097$ 1,248$ 985$ Less: Changes in Bal. of Trade Rec. Sold (270) 235 110 - - - - - - - Collections of Direct Finance Leases 67 66 66 61 64 69 65 62 61 65 Proceeds from Sale (Prim. Rev. Earn. Equip.) 230 173 152 210 331 333 332 373 262 216 Proceeds from Sale & Leaseback of Assets - - - 13 118 - - 150 - - Other Investing, Net 4 (4) 4 4 1 - 2 2 - - Total Cash Generated 1,054 835 949 1,091 1,381 1,179 1,252 1,684 1,571 1,266 Capital Expenditures (2) (1,296) (704) (582) (734) (1,092) (1,387) (1,691) (1,304) (1,230) (652) Free Cash Flow (3) (242)$ 131$ 367$ 357$ 289$ (208)$ (439)$ 380$ 341$ 614$ Memo: Depreciation Expense 580$ 545$ 552$ 625$ 706$ 735$ 739$ 811$ 836$ 881$ Gains on Vehicle Sales, Net 19$ 12$ 14$ 16$ 35$ 47$ 51$ 44$ 39$ 12$ (1) Amounts have not been recasted for discontinued operations (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) Free Cash Flow excludes acquisitions and changes in restricted cash. 35 Cash Flow Reconciliation

Proprietary and Confidential | 36 Cash Flow Reconciliation 12/31/10 12/31/11 12/31/12 9/30/13 9/30/12 Cash Provided by Operating Activities from Continuing Operations 1,028$ 1,042$ 1,134$ 890$ 768$ Proceeds from Sales (Primarily Revenue Earning Equipment) 235 300 413 337 310 Proceeds from Sale and Leaseback of Assets - 37 130 - 130 Collections of Direct Finance Leases 62 62 72 55 51 Other, net 3 - - 8 - Total Cash Generated 1,328 1,442 1,749 1,290 1,259 Capital Expenditures (1) (1,070) (1,699) (2,133) (1,496) (1,695) Free Cash Flow (2) 258$ (257)$ (384)$ (206)$ (436)$ Memo: Depreciation Expense 834$ 872$ 940$ 708$ 699$ Gains on Vehicle Sales, Net 29$ 63$ 89$ 69$ 68$ ($ Millions) (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash.

Proprietary and Confidential |